UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2005

STERIS Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-14643	34-1482024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 14, 2005, the Board of Directors of STERIS Corporation (“STERIS”) elected a new director, Cynthia L. Feldmann. The election of Ms. Feldmann increases the size of the Board from 10 to 11.   Ms. Feldmann was appointed to serve on the Audit and Financial Policy Committee.   Ms. Feldmann will stand for election at the 2005 annual meeting.

A press release announcing the election of Ms. Feldmann was issued on March 14, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by STERIS on March 14, 2005 relating the election of Ms. Feldmann to the Board of Directors

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ Mark D. McGinley
Mark D. McGinley Vice President, General Counsel and Secretary

Dated: March 15, 2005

3

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release issued by STERIS on March 14, 2005

4